Note 17 - Financial Instruments with Off-Balance Sheet Risk	12 Months Ended
Dec. 31, 2014
Financial Instruments With Off Balance Sheet Risk [Abstract]
Financial Instruments With Off Balance Sheet Risk [Text Block]

NOTE 17 Financial Instruments with Off-Balance Sheet Risk

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the balance sheet. The contract amounts of these instruments reflect the extent of involvement by the Company.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contract amount of these commitments. The Company uses the same credit policies in making commitments as it does for on-balance sheet instruments.

	December 31, Contract Amount
(Dollars in thousands)	2014	2013
Financial instruments whose contract amount represents credit risk:
Commitments to originate, fund or purchase loans:
1-4 family mortgages	$1,204	523
Commercial real estate mortgages	24,956	25,514
Non-real estate commercial loans	1,288	13,095
Undisbursed balance of loans closed	25,875	7,586
Unused lines of credit	86,714	79,136
Letters of credit	1,541	1,017
Total commitments to extend credit	$141,578	126,871
Forward commitments	$3,279	2,025

Commitments to extend credit are agreements to lend to a customer, at the customer’s request, as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since a portion of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on the loan type and on management's credit evaluation of the borrower. Collateral consists primarily of residential and commercial real estate and personal property.

Forward commitments represent commitments to sell loans to a third party following the closing of the loan and are entered into in the normal course of business by the Bank.

The Bank issued standby letters of credit which guarantee the performance of customers to third parties. The standby letters of credit outstanding expire over the next 18 months and totaled $1.5 million at December 31, 2014 and $1.0 million at December 31, 2013. The letters of credit are collateralized primarily with commercial real estate mortgages. Draws on standby letters of credit would be initiated by the secured party under the terms of the underlying obligation. Since the conditions under which the Bank is required to fund the standby letters of credit may not materialize, the cash requirements are expected to be less than the total outstanding commitments.

The Company also has certain obligations and commitments to make future payments under existing contracts. At December 31, 2014, the aggregate contractual obligations (excluding bank deposits) and commercial commitments were as follows:

	Payments Due by Period
(Dollars in thousands)	Total	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years
Contractual Obligations:
Annual rental commitments under non-cancellable operating leases	$7,265	802	1,557	1,360	3,546
	$7,265	802	1,557	1,360	3,546

	Amount of Commitments Expiring by Period
Other Commercial Commitments:
Commercial lines of credit	$37,660	19,901	7,806	2,569	7,384
Commitments to lend	23,734	3,571	7,972	7,257	4,934
Standby letters of credit	1,506	1,506	0	0	0
	$62,900	24,978	15,778	9,826	12,318